UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 22, 2005



                          LIFE SCIENCES RESEARCH, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


    Maryland                         0-33505                    52-2340150
   --------                          -------                    ----------
 (State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
    of incorporation)                                      Identificxation No.)



           P.O. BOX 2360, METTLERS ROAD, EAST MILLSTONE, NJ 08875-2360
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 732-649-9961



                                 Not Applicable
                            -------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 3.01. Transfer of Listing.

Life Sciences Research, Inc. (the "Company") issued a press release announcing the listing of its common stock on the New York Stock Exchange (R) ("NYSE") and the trading of the Company's shares on the NYSE under the symbol LSR, effective September 7, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

99.1     Press Release dated August 22, 2005


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 22, 2005                             LIFE SCIENCES RESEARCH, INC.


                                            By:      /s/ Richard Michaelson
                                            Name:    Richard A. Michaelson
                                            Title:   Chief Financial Officer

                                  Exhibit Index




Exhibit No.     Description

99.1            Press Release dated August 22, 2005.